EXHIBIT 99.3

Notice of Special Meeting

A Special Meeting of Shareholders of Ashland Inc. will be held on [•] at [•] EDT at the Metropolitan Club, 50 E. RiverCenter Boulevard, Covington, Kentucky. Your proxy card for voting at the Special Meeting is enclosed.

We encourage you to read the Proxy Statement/Prospectus and vote your shares. Per your request, the Proxy Statement/Prospectus is available over the Internet at www.ashland.com/proxy.

Your vote is important. We encourage you to vote over the Internet at www.cesvote.com, by telephone at 1-888-693-8683, or by returning your proxy card in the envelope provided.

Notice of Special Meeting

A Special Meeting of Shareholders of Ashland Inc. will be held on [•] at [•] EDT at the Metropolitan Club, 50 E. RiverCenter Boulevard, Covington, Kentucky. Your proxy card for voting at the Special Meeting is enclosed.

We encourage you to read the Proxy Statement/Prospectus and vote your shares. Per your request, the Proxy Statement/Prospectus is available over the Internet at www.ashland.com/proxy.

Your vote is important. We encourage you to vote over the Internet at www.cesvote.com, by telephone at 1-888-693-8683, or by returning your proxy card in the envelope provided.

Notice of Special Meeting

A Special Meeting of Shareholders of Ashland Inc. will be held on [•] at [•] EDT at the Metropolitan Club, 50 E. RiverCenter Boulevard, Covington, Kentucky. Your proxy card for voting at the Special Meeting is enclosed.

We encourage you to read the Proxy Statement/Prospectus and vote your shares. Per your request, the Proxy Statement/Prospectus is available over the Internet at www.ashland.com/proxy.

Your vote is important. We encourage you to vote over the Internet at www.cesvote.com, by telephone at 1-888-693-8683, or by returning your proxy card in the envelope provided.

NOTICE TO SHAREHOLDERS IN ASHLAND'S EMPLOYEE SAVINGS PLAN OR LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN (THE “LESOP”)

As a participant in Ashland’s Employee Savings Plan or the LESOP, you may instruct the Trustees how to vote the Ashland Common Stock credited to your account over the Internet, by telephone or by returning the enclosed proxy card. Your voting instructions also apply to the shares of Ashland Common Stock allocated to participant accounts for which voting instructions are not received on a timely basis by the Trustees (“Non-Directed shares”). Each participant who gives the Trustees instructions acts as a named fiduciary for the plan under the Employee Retirement Income Security Act of 1974, as amended. Any participant who wishes to vote the Non-Directed shares differently from the shares credited to his or her account or who wishes not to vote the Non-Directed shares at all may do so by requesting a separate voting instruction card from National City Bank, Corporate Trust Administration, Dept. 3116, 629 Euclid Avenue, Suite 635, Cleveland, Ohio 44114-3484, Attn: Marlayna J. Jeanclerc.

NOTICE TO SHAREHOLDERS IN ASHLAND'S EMPLOYEE SAVINGS PLAN OR LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN (THE “LESOP”)

As a participant in Ashland’s Employee Savings Plan or the LESOP, you may instruct the Trustees how to vote the Ashland Common Stock credited to your account over the Internet, by telephone or by returning the enclosed proxy card. Your voting instructions also apply to the shares of Ashland Common Stock allocated to participant accounts for which voting instructions are not received on a timely basis by the Trustees (“Non-Directed shares”). Each participant who gives the Trustees instructions acts as a named fiduciary for the plan under the Employee Retirement Income Security Act of 1974, as amended. Any participant who wishes to vote the Non-Directed shares differently from the shares credited to his or her account or who wishes not to vote the Non-Directed shares at all may do so by requesting a separate voting instruction card from National City Bank, Corporate Trust Administration, Dept. 3116, 629 Euclid Avenue, Suite 635, Cleveland, Ohio 44114-3484, Attn: Marlayna J. Jeanclerc.

NOTICE TO SHAREHOLDERS IN ASHLAND'S EMPLOYEE SAVINGS PLAN OR LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN (THE “LESOP”)

As a participant in Ashland’s Employee Savings Plan or the LESOP, you may instruct the Trustees how to vote the Ashland Common Stock credited to your account over the Internet, by telephone or by returning the enclosed proxy card. Your voting instructions also apply to the shares of Ashland Common Stock allocated to participant accounts for which voting instructions are not received on a timely basis by the Trustees (“Non-Directed shares”). Each participant who gives the Trustees instructions acts as a named fiduciary for the plan under the Employee Retirement Income Security Act of 1974, as amended. Any participant who wishes to vote the Non-Directed shares differently from the shares credited to his or her account or who wishes not to vote the Non-Directed shares at all may do so by requesting a separate voting instruction card from National City Bank, Corporate Trust Administration, Dept. 3116, 629 Euclid Avenue, Suite 635, Cleveland, Ohio 44114-3484, Attn: Marlayna J. Jeanclerc.